Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:
Date: March 16, 2017	Charles N. Funk
President & CEO
319.356.5800

MidWestOne Financial Group, Inc. Announces Launch of Public

Offering of Common Stock

Iowa City, Iowa, March 16, 2017 — MidWestOne Financial Group, Inc. (“MidWestOne”) (NASDAQ: MOFG), the parent company of MidWestOne Bank, announced today the launch of an underwritten public offering of shares of its common stock by MidWestOne and by a selling shareholder, the John M. Morrison Revocable Trust #4.  MidWestOne will not receive any proceeds from shares sold by the selling shareholder. In addition, MidWestOne expects to grant the underwriter a 30-day option to purchase additional shares of common stock to cover over-allotments, if any, from MidWestOne.

MidWestOne intends to use the net proceeds of the offering for general corporate purposes, including potential future acquisitions and to support continued organic growth. John M. Morrison, a director of MidWestOne, is the trustee of the selling shareholder.

Keefe, Bruyette & Woods, Inc., a Stifel Company, is serving as the sole underwriter on the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MidWestOne before investing. The prospectus supplement, dated March 16, 2017, filed with the Securities and Exchange Commission (the “SEC”), and the accompanying prospectuses, dated November 10, 2015 and July 22, 2016, contain this and other information about MidWestOne and should be read carefully before investing.

The shares are being offered pursuant to two shelf registration statements under the Securities Act of 1933, as amended, which were each  previously filed with and declared effective by the SEC on November 9, 2015 (File No. 333-207659) and on July 22, 2016 (File No. 333-212229). The offering is being made only by means of the prospectuses and related prospectus supplement, copies of which may be obtained from the offices of Keefe, Bruyette & Woods, Inc., Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, or by calling toll-free: (800) 966-1559.  Investors may also obtain copies of these documents free of charge by visiting the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of the prospectuses and a related prospectus supplement, which have been or will be filed with the SEC.

Additional Information about MidWestOne Financial Group, Inc.

MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne is the parent company of MidWestOne Bank, which operates 43 banking offices in Iowa, Minnesota, Wisconsin, and Florida. MidWestOne provides electronic delivery of financial services through its website, MidWestOne.com. MidWestOne trades on The NASDAQ Global Select Market under the symbol MOFG.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995.  MidWestOne and its representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information.  These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement.  These factors include, among other things, the factors listed below.

Forward-looking statements, which may be based upon beliefs, expectations and assumptions of MidWestOne’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “intend,” “project,” “estimate,” “goals,” “forecast,” “may” or similar expressions.  These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  Additionally, MidWestOne undertakes no obligation to update any statement in light of new information or future events, except as required under federal securities law.

MidWestOne’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on MidWestOne’s ability to achieve operating results, analyst financial forecasts, growth plan goals and future prospects include, but are not limited to, the following: (i) credit quality deterioration or pronounced and sustained reduction in real estate market values could cause an increase in MidWestOne’s allowance for credit losses and a reduction in net earnings; (ii) MidWestOne’s management’s ability to reduce and effectively manage interest rate risk and the impact of interest rates in general on the volatility of MidWestOne’s net interest income; (iii) changes in the economic environment, competition, or other factors that may affect MidWestOne’s ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (iv) fluctuations in the value of MidWestOne’s investment securities or in trading prices and share volume for MidWestOne’s common stock or for the broader stock market; (v) governmental monetary and fiscal policies; (vi) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by MidWestOne’s regulators (particularly with respect to the Basel III regulatory capital reforms and changes in the scope and cost of FDIC insurance and other coverages); (vii) the ability to attract and retain key executives and employees experienced in banking and financial services; (viii) the sufficiency of the allowance for loan losses to absorb the amount of actual losses inherent in the existing loan portfolio; (ix) MidWestOne’s ability to adapt successfully to technological changes to compete effectively in the marketplace; (x) credit risks and risks from concentrations (by geographic area and by industry) within the loan portfolio; (xi) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, and other financial institutions operating in our markets or elsewhere or providing similar services; (xii) the failure of assumptions underlying the establishment of allowances for loan losses and estimation of values of collateral and various financial assets and liabilities; (xiii) the risks of mergers and acquisitions, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xiv) volatility of rate-sensitive deposits; (xv) operational risks, including data processing system failures or fraud; (xvi) asset/liability matching risks and liquidity risks; (xvii) the costs, effects and outcomes of existing or future litigation; (xviii) changes in general economic or industry conditions, nationally, internationally, or in the communities in which MidWestOne conducts business; (xix) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (xx) war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; (xxi) cyber-attacks; and (xxii) other risks and uncertainties described in MidWestOne’s annual report on Form 10-K for the year ended December 31, 2016, and otherwise in its SEC reports and filings.

MidWestOne’s qualifies all of its forward-looking statements by the foregoing cautionary statements. Because of these risks and other uncertainties, MidWestOne’s actual future results, performance or achievement, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, MidWestOne’s past results of operations are not necessarily indicative of its future results.